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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                      ___________________________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               January  14, 2000

                        LANGUAGEWARE.NET (COMPANY) LTD.
            (Exact name of registrant as specified in its charter)

                                    Israel
        (State or other jurisdiction of incorporation or organization)

                                    0-26349
                           (Commission File Number)

                                      N/A
                       (IRS Employer Identification No.)

                             C/O Yigal Arnon & Co.
                               22 Rivlin Street
                            Jerusalem 91000 Israel
                   (Address of principal executive offices)

                              011-972-2-623-9200
             (Registrant's telephone number, including area code)

                                 With Copy To:
                              Mr. Todd Oseth, CEO
                      2864 South Circle Drive, Suite 500
                          Colorado Springs, CO 80906
                   (Address of principal operating offices)

                                 719-955-3400
             (Registrant's telephone number, including area code)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On January 14, 2000, LanguageWare.net (Company) Ltd., ("LanguageWare.net") acquired all of the capital stock of Star+Globe Technologies Pte. Ltd. ("Star+Globe"), a privately-held Singapore company which provides proprietary Asian character processing technology for the internet. The acquisition was effected pursuant to (i) a Stock Purchase Agreement, dated as of January 14, 2000 (the "Agreement"), by and among LanguageWare.net, Star+Globe, and Star+Globe shareholders, which were Technology Fund Pte Ltd., KRDL Holdings Pte Ltd., Technology Fund II Pte Ltd., Seed Ventures II Limited, Info Tech Ventures Limited, Vertex Technology Fund Pte Ltd., NIF Asian Pre-IPO Fund Limited, Asia-Pacific Ventures II Ltd., Virginia Cha, James L. Kelly, Lernout & Hauspie Investment Co. N.V. and WIIG Global Ventures Pte Ltd. As a result of the acquisition, Star+Globe will operate as a wholly owned subsidiary of LanguageWare.net. The acquisition will be accounted for under the purchase method of accounting.

     In consideration for the Star+Globe stock, LanguageWare.net is required to issue up to 33,673,361 of its ordinary shares. At the closing LanguageWare.net issued an aggregate of 30,306,025 of its ordinary shares (the "Closing Consideration"), and is required to issue up to 3,367,336 additional ordinary shares (the "Holdback Shares") within ninety (90) days of January 14, 2000. The Holdback Shares may be reduced by any indemnification claims pursuant to the provisions of the Agreement. LanguageWare.net has agreed to use its best efforts to register, in calendar year 2000, all the ordinary shares issued as consideration.


     In connection with the transaction, LanguageWare.net also has agreed to provide a non-qualified share option plan for prior employees and a director of Star+Globe wherein options have been granted to such prior employees and director to purchase an aggregate of 2,266,639 LanguageWare.net ordinary shares at an exercise price of $0.093 per share.

     The terms of the acquisition were determined on the basis of arm's length negotiations. Prior to the execution of the Agreement, neither LanguageWare.net nor any of its affiliates, officers or directors had any material relationship with Star+Globe or its stockholders.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     The financial statements required by this item are not included with this initial report. The required financial statements will be filed by amendment not later than March 29, 2000.

          (b)  PRO FORMA FINANCIAL INFORMATION.

     The pro forma financial information required by this item is not included with this initial report. The required pro forma financial information will be filed by amendment not later than March 29, 2000.
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          (c)  EXHIBITS.

          See Exhibit Index attached hereto.


                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 28, 2000                  LanguageWare.net (Company) Ltd.
                                        ------------------------------
                                             (Registrant)


                                        By: /s/ Thomas B. Foster
                                            ---------------------------

                                            Thomas B. Foster
                                            Chief Financial Officer


                                 EXHIBIT INDEX


Exhibit
NUMBER                                  DESCRIPTION
-------                                 -----------

  2 Stock Purchase Agreement, dated as of January 14, 2000, by and among LanguageWare.net (Company) Ltd., Star+Globe Technologies Pte. Ltd., Technology Fund Pte Ltd., KRDL Holdings Pte Ltd., Technology Fund II Pte Ltd., Seed Ventures II Limited, Info Tech Ventures Limited, Vertex Technology Fund Pte Ltd., NIF Asian Pre-IPO Fund Limited, Asia-Pacific Ventures II Ltd., Virginia Cha, James L. Kelly, Lernout & Hauspie Investment Co. N.V. and WIIG Global Ventures Pte Ltd.